Supplement dated September 7, 2021
to the Thrivent Variable Annuity Account I, Thrivent Retirement Choice Variable Annuity Statutory Prospectus dated April 30, 2021.
The following is added to the first paragraph of the “Maximum Anniversary Death Benefit (MADB) Rider Charge” section:
For Contracts issued in New York, the MADB Rider Charge is only assessed against the subaccounts of the Variable Account.
The following is added to the first paragraph of the “Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Charge” section:
For Contracts issued in New York, the charge will not be deducted from the Fixed Account if the variable subaccounts are depleted.
Please include this Supplement with your Prospectus.